Exhibit 10.4

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR TILE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE
SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING TILE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES, PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.

No.  __                                                                  $______
Date:    __________

                               GURUNET CORPORATION
                     8% SENIOR SECURED CONVERTIBLE NOTE DUE
                                JANUARY 30, 2005

         THIS NOTE is one of a series of duly authorized and issued Notes of GuruNet Corporation, a Delaware corporation (the "COMPANY"), designated as its 8% Senior Secured Convertible Notes due on the earlier to occur of (a) January 30, 2005 and (b) the IPO Event, in the aggregate principal amount of $5,000,000 (the "NOTES").

         FOR VALUE RECEIVED, the Company promises to pay to the order of _________ or its registered assigns (the "HOLDER"), the principal sum of
___________ ($______), on the earlier to occur of (a) January 30, 2005 and (b) the IPO Event (the "MATURITY DATE"), or such earlier date as the Notes are required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions.

         1. DEFINITIONS. In addition to the terms defined elsewhere in this Note, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Securities Purchase Agreement, dated as of January 30, 2004, among the Company and the Purchasers identified therein (the "PURCHASE AGREEMENT"), and (b) the following terms have the meanings indicated:

                  "CONVERSION DATE" means the date a Conversion Notice is delivered, to the Company together with the Conversion Schedule pursuant to Section 5(a).

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                  "CONVERSION  NOTICE"  means  a  written  notice  in  the  form attached hereto as EXHIBIT A.

                  "CONVERSION PRICE" means the product of (i) 0.75 and (ii) the IPO Price; provided, however, that (a) if in connection with the IPO Event, any governmental agency or self-regulatory organization requires contractual restrictions on sales by the Purchasers of the Underlying Shares that are more stringent than the contractual restrictions contained in the Purchaser Lock-up Letter, then the Conversion Price shall equal the product of (i) 0.50 and (ii) the IPO Price; or (b) if there is an Offering Termination, then the Conversion Price shall equal $4.50. The Conversion Price is subject to adjustment from time to time as provided in Section 11.

                  "EQUITY CONDITIONS" means, with respect to a specified issuance of Common Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are included in the Registration Statement filed in connection with the IPO Event or another Registration Statement; (iii) such issuance would be permitted in full without violating SECTION 12 hereof; (iv) no Bankruptcy Event has occurred; (v) the Company is not in default (after giving effect to any applicable notice requirements and cure periods) with respect to any material obligation hereunder or under any other Transaction Document; and (vi) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated.

                  "EVENT EQUITY VALUE" means 115% of either (A) if the Common Stock is not then listed or quoted on an Eligible Market, the fair market value of such Underlying Shares as of the date of delivery of the notice requiring payment of the Equity Event Value, as determined by an independent investment bank selected by both the Company and the Lead Purchaser, or (B) if Common Stock is then listed or quoted on an Eligible Market, the average of the Closing Prices for the five Business Days preceding the date of delivery of the notice requiring payment of the Event Equity Value, PROVIDED, HOWEVER, that if the Company does not make such required payment (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) when due or, in the event the Company disputes in good faith the occurrence of the Triggering Event pursuant to which such notice relates, does not instead deposit such required payment (together with such other payments, expenses and liquidated damages then due and payable under the Transaction Documents) in escrow with an independent third-party escrow agent within five Business Days of the date such required payment is due, then the Event Equity Value shall be 115% of either (A) if Common Stock is not then listed or quoted on an Eligible Market, the fair market value of such Underlying Shares either (1) as of the date of delivery of the notice requiring the payment of Event Equity Value or (II) as of the date on which such required payment (together with such other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater, and in either case, as determined by an independent investment bank selected by both the Company and the Lead Purchaser, or (B) if Common Stock is then listed or quoted on an Eligible Market, the average of the Closing Prices for the five Business Days preceding

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

         either (1) the dale of delivery of the notice requiring the payment of Event Equity Value or (II) the date on which such required payment (together with such other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater.

                  "IPO PRICE" means the offering price in connection with the initial public offering of units consisting of a share of the Company Common Stock and a warrant to purchase a share of the Company Common Stock as set forth in the final prospectus Registration Statement filed relating to the IPO Event, and which shall be $6.00 unless otherwise set forth in an effective Registration Statement.

                  "OFFERING TERMINATION" has the meaning set forth in that certain letter agreement between the Company and EarlyBirdCapital, Inc., dated as of November 26, 2003

                  "ORIGINAL ISSUE DATE" means the date of the first issuance of any Notes, regardless of the number of transfers of any particular Note.

                  "TRIGGERING EVENT" means any of the following events: (a) the occurrence of any Bankruptcy Event; (b) suspension of the exercise or conversion rights of the Holders pursuant to the Transaction Documents for any reason other than pursuant to Section 5(C) or Section 12; (c) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Warrants or any conversion of the Notes; (d) the Company fails to make any cash payment required under the Transaction Documents and such failure is not cured within five days after notice of such default is first given to the Company by a Purchaser; or (e) any Event occurs and remains uncured for 60 days.

         2. PRINCIPAL AND INTEREST.

                           (a) The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 8% per annum, payable in cash, upon the Maturity Date; provided, however, that if the IPO Event does not occur on or prior to July 1, 2004, then all accrued and unpaid interest on this Note shall be payable on such date and shall be payable on each one month anniversary thereafter. Interest shall be calculated on the basis of a 360-day year and shall accrue daily and be compounded monthly commencing on the Original Issue Date.

                           (b) The Company shall pay the outstanding principal amount of the Note to the Holder on the Maturity Date.

                           (c) Following an Offering Termination, the Company may prepay without penalty or premium all or any portion of the outstanding principal amount and any accrued but unpaid interest thereon under this Note upon not less than 10 days prior written notice.

         3. REGISTRATION OF NOTES. The Company shall register the Notes upon records to be maintained by the Company for that purpose (the "NOTE REGISTER") in the name of each record holder thereof from time to time. The Company may deem and treat the registered Holder of this

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

Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest hereon, and for all other purposes, absent actual notice to the contrary.

         4. REGISTRATION OF TRANSFERS AND EXCHANGES. No transfer of any portion of this Note shall be effected without complying with the legend requirements set forth in Section 4.1 of the Purchase Agreement. The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein. Upon any such registration or transfer, a new Note, in substantially the forth of this Note (any such new Note, a "NEW NOTE"), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

         5. CONVERSION.

                           (a) AT THE OPTION OF THE HOLDER. All or any portion of the principal amount of this Note then outstanding shall be convertible into shares of Common Stock at the Conversion Price (subject to limitations set forth in Section 5(c)), at the option of the Holder, at any time and from time to time from and after the Original Issue Date. The Holder shall effect conversions under this
         Section 5(a), by delivering to the Company a Conversion Notice together with a schedule in the form of SCHEDULE I attached hereto (the "CONVERSION SCHEDULE"). The number, of Underlying Shares issuable upon any conversion hereunder shall (subject to limitations set forth in Section 5(c)) equal the outstanding principal amount of this Note to be converted divided by the Conversion Price. If the Holder is converting less than all of the principal amount represented by this Note, or if a conversion hereunder may not be effected in full due to the application of Section 5(c), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a Conversion Schedule indicating the principal amount which has not been converted. If, in connection with the consummation of the IP0 Event, a Holder desires to convert any principal amount of this Note in excess of the principal amount subject to an Automatic Conversion (as defined below), then the Holder must notify the Company of such conversion in accordance with the terms hereof by no later than 10 Business Days after delivery of notice from the Company that it has received the initial comments on the Registration Statement from the Commission or has received notice that the Commission will not be reviewing the Registration Statement. Any such conversion election by a Holder will be irrevocable and will be deemed an Automatic Conversion and shall occur on the Automatic Conversion Date (as defined below).

                           (b) AT THE OPTION OF THE COMPANY. Upon the earlier to occur of (1) the consummation of the IPO Event and (2) the Effective Date, the Company may cause 50% of the principal amount of this Note then outstanding to be automatically converted into fully paid non-assessable shares of Common Stock (such conversion, an "AUTOMATIC

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

         CONVERSION") at the Conversion Price (subject to the limitations set forth in Sections 5(c) and 12), by delivery of a notice (the "AUTOMATIC CONVERSION Notice") to the Holder, which notice shall describe the Automatic Conversion; provided, however, that the Company may not cause an Automatic Conversion unless as of the "Automatic Conversion Date" (as defined below), the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable under the Transaction Documents. Upon an Automatic Conversion in accordance with the procedures specified in this Section 5(b), and effective as of the close of business on the Automatic Conversion Date, this Note shall be converted into fully paid and non-assessable shares of Common Stock automatically without the need for any further action by the Holder. Upon the occurrence of such Automatic Conversion of this Note, there shall be issued and delivered to the Holder a certificate or certificates for the number of shares of Common Stock into which this Note were convertible on the Automatic Conversion Date. For purposes of this Section 5(b), the "AUTOMATIC CONVERSION DATE" shall mean the date of the IPO Event.

                           (c) Certain Conversion Restrictions. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% (the "PERCENTAGE CAP") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with
         Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Additionally, by written notice to the Company, the Holder may waive the provisions of this Section 5(c) or increase or decrease the Percentage Cap to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Warrants. The Company shall have no obligation to determine the beneficial ownership of any Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Sections 13(d) and 16 of the Exchange Act. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger, sale or other business combination or reclassification involving the Company as contemplated herein.

         6. MECHANICS OF CONVERSION.
                           (a) The number of Underlying Shares issuable upon any conversion hereunder shall equal (i) the outstanding principal amount of this Note to be converted, divided by the

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

         Conversion Price on the Conversion Date, plus (ii) the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date, unless such interest is paid in cash by the Company on the Conversion Date.

                           (b) Upon conversion of this Note and receipt of the Conversion Notice, the Company shall promptly (but in no event later than three Business Days after the Conversion Date or the tenth Business Day after a Conversion Date that is on or following the IP0 Event) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion, free of restrictive legends, unless required by the Purchase Agreement. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. The Company shall, upon request of the Holder, use its commercially reasonable efforts to deliver Underlying Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                           (c) The Holder shall not be required to deliver the original Note in order to effect a conversion hereunder. The Holder agrees to use reasonable efforts to deliver the original Note to the
         Company for cancellation within 5 Business Days of such conversion. Automatic Conversion pursuant -to Section 5(b) and any conversion effected in accordance with the last two sentences of Section 5(a) shall have the same effect as cancellation of the original Note and, if applicable, issuance of a New Note representing the remaining outstanding principal amount. Upon surrender of this Note following one or more partial conversions, the Company shall promptly deliver to the Holder a New Note representing the remaining outstanding principal amount.

                           (d) The Company's obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares.

                           (e) If by (x) the third Business Day after a Conversion Date that is prior to the IP0 Event, or (y) the tenth Business Day after a Conversion Date that is on or following the IP0 Event, the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 6, then the Holder will have the right to rescind such conversion. .

                           (f) If by the third Business Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 6, and if after such third Business Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in

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

         satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "BUY-IN"), then the Company shall either (i) pay cash to such Purchaser in an amount equal to such Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate or certificates representing such Common Stock and pay cash to such Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

         7. EVENTS OF DEFAULT.

                           (a) "EVENT OF DEFAULT" means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                           (i) any default in the payment (free of any claim of subordination) of principal, interest or liquidated damages in respect of any Notes, as and when the same becomes due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or prepayment or otherwise);

                           (ii) the Company or any Subsidiary defaults in any of its obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Subsidiary in an amount exceeding $100,000, whether such indebtedness now exists or is hereafter created, and such default results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                           (iii) the occurrence of a Triggering Event other than as a result of an occurrence described in clause (e) of the definition thereof;

                           (iv) the occurrence of a Change of Control;

                           (v) the Company breaches Section 4.9 of the Purchase Agreement;

                           (vi) the occurrence of an Offering Termination;

                           (vii) following the Effective Date, the effectiveness of the Registration Statement lapses for any reason, or the Company fails to deliver a certificate evidencing any Securities to a Purchaser within 10 days after delivery of such certificate is required pursuant to any Transaction Document, or the Holder is not permitted to resell the
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         Securities under the  Registration  Statement or under Rule 144, in any case, for more than 20 Business Days (which need not be consecutive Business Days); or

                           (viii) the Company defaults in the timely performance of any other obligation under the Transaction Documents that is not subject to a good faith dispute by the Company and such default continues uncured for a period of twenty Business Days after the date on which notice of such default is first given to the Company by the Holder (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within twenty Business Days).

                           (b) At any time or times following the occurrence of an Event of Default, the Holder shall have the option to elect, by notice to the Company (an "EVENT NOTICE"), to require the Company to repurchase all or any portion of (i) the outstanding principal amount of this Note, at a repurchase price equal to the greater of (A) 115% of such outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, or (B) the Event Equity Value of the Underlying Shares issuable upon conversion of such principal amount, plus all accrued but unpaid interest thereon through the date of payment, and (ii) solely in the case of an Event of Default described in Section 7(a)(vii), any Underlying Shares issued to such Holder upon conversion of Notes, at a price per share equal to the Event Equity Value of such Underlying Shares. The aggregate amount payable pursuant to the preceding sentence is referred to as the "EVENT PRICE." The Company shall pay the aggregate Event Price to the Holder no later than the third Business Day following the date of delivery of the Event Notice, and upon receipt thereof the Holder shall deliver the original Note and original certificates evidencing any Underlying Shares so repurchased to the Company (to the extent such documents have been delivered to the Holder).

                           (c) Upon the occurrence of any Bankruptcy Event, all outstanding principal and accrued but unpaid interest on this Note shall immediately become due and payable in full in cash, without any further action by the Holder, and the Company shall immediately be obligated to repurchase this Note and all such Underlying Shares at the Event Price pursuant to the preceding paragraph as if the Holder had delivered an Event Notice immediately prior to the occurrence of such Bankruptcy Event.

                           (d) In connection with any Event of Default, the Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereto.

8. RANKING. No indebtedness of the Company is senior to or pari passu with this Note (and the other Notes) in right of payment, whether with respect of interest, damages or upon liquidation or dissolution or otherwise. The Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior or pari passu in any respect to the Company's obligations under the Notes. So long as any Notes are outstanding, (i) neither the Company nor any Subsidiary shall, directly or indirectly, redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition, and (ii) the Company shall not pay or declare any dividend or make any distribution on any capital stock, except stock dividends on the Common Stock payable in additional shares of Common Stock.

         9. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

         10. RESERVATION OF UNDERLYING SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) this entire Note (taking into account any adjustments that may be required by SECTION 11), free from preemptive rights or any other contingent purchase rights of persons other than the Holder. The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company covenants that it shall keep the Registration Statement continuously effective until the Maturity Date.

         11. CERTAIN ADJUSTMENTS. The Conversion Price is subject to adjustment from time to time as set forth in this SECTION 11.

                           (a) STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become, effective immediately after the effective date of such subdivision or combination.

                           (b) PRO RATA DISTRIBUTIONS. If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then, at the request of the Holder delivered before the 90th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to the Holder, within five Business Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the
         Underlying Shares for which this Note could have been converted immediately prior to such record date. If such Distributed Property is not delivered to the Holder pursuant to the preceding sentence, then upon any conversion of this Note that occurs after such record date, the Holder shall be entitled to receive, in addition to the Underlying Shares otherwise issuable upon such conversion, the Distributed Property that the Holder would have been entitled to receive in respect of such number of Underlying Shares had the Holder been the record holder of such Underlying Shares immediately prior to such record date.

                           (c) FUNDAMENTAL TRANSACTIONS. If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 11(a) above) (in any such case, a "FUNDAMENTAL Transaction"), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION"). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder's right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

                           (d) SUBSEQUENT  EQUITY SALES.  The provisions of this
         SECTION 11(D) shall only apply prior to the IPO Event.

                           (i) If, at any time while this Note is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "COMMON STOCK EQUIVALENTS") at an effective net price to the Company per share of Common Stock (the "EFFECTIVE PRICE") less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be reduced to equal the Effective Price. If, at any time while this Note is outstanding, the Company or any Subsidiary issues Common Stock or Common Stock Equivalents at an Effective Price greater than the Conversion Price (as adjusted hereunder to such date) but less than the average Closing Price over the five Business Days prior to such issuance (the "ADJUSTMENT PRICE"), then the Conversion Price shall be reduced to equal the product of (A) the Conversion Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Adjustment Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "DEEMED NUMBER") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

                           (ii) If, at any time while this Note is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price or, a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a "FLOATING PRICE SECURITY"), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

                           (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of the issuance of Excluded Stock.

                           (e) RECLASSIFICATIONS: SHARE EXCHANGES. In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control transactions), the Holders of the Notes then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holders shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which such shares of Notes could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

                           (f) CALCULATIONS. All calculations under this SECTION 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                           (g) NOTICE OF ADJUSTMENTS. Upon the occurrence of each adjustment pursuant to this SECTION 11, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder.

                           (h) NOTICE OF CORPORATE EVENTS. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         12. LIMITATION ON CONVERSION. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the "MAXIMUM PERCENTAGE") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Conversion Notice by the Holder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Underlying Shares requested in such Conversion Notice is permitted under this paragraph. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Notes.

         13. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Note, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

         14. NOTICES. Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:
(i) if to the Company, do Guru Technologies Israel Ltd., Building 98, Jerusalem Technology Park, -P.O. Box 48253, Jerusalem 91481, ISRAEL, facsimile: (845) 818-3974, attention Chief Financial Officer, or (ii) if to the Holder, to the address or facsimile number appearing on the Company's stockholder records or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

         15. MISCELLANEOUS.

                           (a) This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Note may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                           (b) Subject to SECTION 15(A), above, nothing in this Note shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Note. This Note shall inure to the sole and exclusive benefit of the Company and the Holder.

                           (c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN
         CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WANES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

                           (d) The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

                           (e) In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision, which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

                           (f) In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Note to a price shall be amended to appropriately account for such event.

(g) No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, or, in the case of a waiver, by the Holder. No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

                            GURUNET CORPORATION


                            By:
                                 -----------------------------------------------
                            Name:   Robert S. Rosenschein
                            Title:  President and Chief Executive Officer

                            FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert Note)

The undersigned hereby elects to convert the specified principal amount of 8% Senior Secured Convertible Notes (the "Notes") into shares of common stock, par value $0.00 1 per share (the "Common Stock"), of GuruNet Corporation, a Delaware corporation (the "Company"), according to the conditions hereof, as of the date written below.


                -------------------------------------------------------------
                Date to Effect Conversion

                -------------------------------------------------------------
                Principal amount of Notes owned prior to conversion

                -------------------------------------------------------------
                Principal amount of Notes to be Converted

                -------------------------------------------------------------
                Number of shares of Common Stock to be Issued

                -------------------------------------------------------------
                Applicable Conversion Price

                -------------------------------------------------------------
                Principal amount of Notes owned subsequent to Conversion

                -------------------------------------------------------------
                Name of Holder
                By:
                   ----------------------------------------------------------
                Name:
                     --------------------------------------------------------
                Title:
                      -------------------------------------------------------

                                   SCHEDULE 1

                               CONVERSION SCHEDULE

8% Senior Secured Convertible Notes due on the 12-month anniversary of the Original Issue Date in the aggregate principal amount of $______ issued by GuruNet Corporation. This Conversion Schedule reflects conversions made under the above referenced Notes.

                                     Dated:

 ----------------------------------------------------------------------------------------------------------------
      Date of Conversion         Amount of Conversion    Aggregate Principal     Applicable Conversion Price
                                                          Amount Remaining
                                                            Subsequent to
                                                             Conversion
 ----------------------------------------------------------------------------------------------------------------

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